Exhibit 99.1

PowerUp Acquisition Corp. Announces Postponement of Extraordinary General Meeting of Shareholders

New York, NY – May 20, 2024 – PowerUp Acquisition Corp. (the “Company”) (Nasdaq: PWUP) announced today that its extraordinary general meeting of shareholders (the “Meeting”), which was originally scheduled for May 17, 2024 and postponed to May 21, 2024, has been further postponed to 2:00 p.m. Eastern Time, on Wednesday, May 22, 2024. At the Meeting, the Company’s shareholders will be asked to vote on a proposal to approve, among other things, extending the date by which the Company must consummate an initial business combination from May 23, 2024 to February 17, 2025. There are no changes to the location, record date, purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 2:00 p.m. Eastern Time on Wednesday, May 22, 2024, and the Company has extended the deadline for holders of its ordinary shares to submit their publicly held shares for redemption to 5:00 p.m. Eastern Time on Monday, May 20, 2024. Shareholders who wish to withdraw their previously submitted redemption requests may do so by contacting the Company’s transfer agent prior to the Meeting.

If shareholders have any questions or need assistance, please contact the Company’s proxy solicitor, Issuer Direct Corporation, at:

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh, NC 27603

(919) 481-4000

proxy@issuerdirect.com

About PowerUp Acquisition Corp.

PowerUp Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The management team is led by Mr. Surendra Ajjarapu, Chief Executive Officer.

Advisors

Dykema Gossett, PLLC serves as legal counsel to PowerUp Acquisition Corp.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Meeting, the proposals, and related matters. Information regarding the Company’s directors and executive officers is available in Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed a Proxy Statement with the SEC in connection with the Meeting and, beginning on or about May 1, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the April 2, 2024 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents contain important information about the Company, the proposals, and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PowerUp Acquisition Corp., 188 Grand Street Unit #195, New York, NY 10013, Attention: Mr. Suren Ajjarapu.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the meeting and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Corporate Contact:

Suren Ajjarapu

Chairman and Chief Executive Officer

Suren@SRIRAMAAssociatesLLC.onmicrosoft.com

347-313-8109